Exhibit 99
Form 3 Joint Filer Information
Name:	Aurora Capital Partners III,
L.P.
Relationship to 	10% owner, as General Partner of
Issuer:	Aurora Equity Partners III, L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Aurora Overseas Equity Partners
III, L.P.
Relationship to 	Direct holder of 112,252 shares
Issuer:	of Common stock and 103.5 shares
of Junior/Series A Redeemable
Exchangeable Preferred stock and
10% owner as affiliate of Aurora
Equity Partners III, L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Aurora Overseas Capital Partners
III, L.P.
Relationship to 	General Partner of Aurora
Issuer:	Overseas Equity Partners III,
L.P. and 10% owner as affiliate
of Aurora Equity Partners III,
L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Aurora Overseas Advisors III,
LDC
Relationship to 	General Partner of Aurora
Issuer:	Overseas Capital Partners III,
L.P. and 10% owner as affiliate
of Aurora Equity Partners III,
L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	K&F Equity Partners, L.P.
Relationship to 	Direct holder of 2,400,655
Issuer:	shares of Common stock and 221.4
shares of Junior/Series A
Redeemable Exchangeable
Preferred stock and 10% owner as
affiliate of Aurora Equity
Partners III, L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Aurora Advisors III, LLC
Relationship to 	Controlling shareholder of
Issuer:	Aurora Overseas Advisors, LDC,
General Partner of Aurora
Capital Partners, L.P., General
Partner of K&F Equity Partners,
L.P. and 10% owner as affiliate
of Aurora Equity Partners III,
L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Aurora Equity Partners II, L.P.
Relationship to 	Direct holder of 2,949,541
Issuer:	shares of Common stock and
2,716.7 shares of Junior/Series
A Redeemable Exchangeable
Preferred stock and 10% owner as
affiliate of Aurora Equity
Partners III, L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Aurora Capital Partners II, L.P.
Relationship to 	General Partner of Aurora Equity
Issuer:	Partners II, L.P. and 10% owner
as affiliate of Aurora Equity
Partners III, L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Aurora Overseas Equity Partners
II, L.P.
Relationship to 	Direct holder of 39,235 shares
Issuer:	of Common stock and 36.1 shares
of Junior/Series A Redeemable
Exchangeable Preferred stock and
10% owner as affiliate of Aurora
Equity Partners III, L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Aurora Overseas Capital Partners
II, L.P.
Relationship to 	General Partner of Aurora
Issuer:	Overseas Equity Partners II,
L.P. and 10% owner as affiliate
of Aurora Equity Partners III,
L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Aurora Overseas Advisors II, LDC
Relationship to 	General Partner of Aurora
Issuer:	Overseas Capital Partners II,
L.P. and 10% owner as affiliate
of Aurora Equity Partners III,
L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Aurora Advisors II, LLC
Relationship to 	Controlling shareholder of
Issuer:	Aurora Overseas Advisors II,
LDC, General Partner of Aurora
Capital Partners II, L.P. and
10% owner as affiliate of Aurora
Equity Partners III, L.P.
Address:	10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Richard Crowell
Relationship to 	Controlling member of Aurora
Issuer:	Advisors II, LLC and Aurora
Advisors III, LLC and 10% owner
as control person of Aurora
Equity Partners III, L.P.
Address:	c/o Aurora Capital Group
10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	Gerald Parsky
Relationship to 	Controlling member of Aurora
Issuer:	Advisors II, LLC, Aurora
Advisors III, LLC and 10% owner
as control person of Aurora
Equity Partners III, L.P.
Address:	c/o Aurora Capital Group
10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
Name:	John Mapes
Relationship to 	Controlling member Aurora
Issuer:	Advisors III, LLC and 10% owner
as control person of Aurora
Equity Partners III, L.P.
Address:	c/o Aurora Capital Group
10877 Wilshire Blvd. Ste 2100
Los Angeles, CA 90024
Designated Filer:	Aurora Equity Partners III, L.P.
Issuer & Ticker 	K&F Industries Holdings, Inc.
Symbol:	(KFI)
Date of Event 	August 8, 2005
Requiring Statement:
	Signature:
	/s/ Ronald H. Kisner as
Attorney-in-Fact
Date: August 8, 2005

Each of the above reporting persons directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, to be the indirect beneficial owner of the shares owned by Aurora Equity Partners III, L.P. and, therefore, a "ten percent holder" hereunder. Each of the reporting persons disclaims beneficial ownership of the securities reported herein, except to the extent of its pecuniary interest therein, and this report shall not be deemed an admission that any of the reporting persons is the beneficial owner of such securities for purposes of Section 16 or for any other purposes.





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